EXHIBIT 10.1

SALES AGREEMENT

AGREEMENT TO PURCHASE FAILING 1500 CF DRILLING RIG

This agreement is made on April 15, 2011, between BMR Drilling INC., a corporation organized and existing under the laws of the State of Texas, with its principal office located at PO BOX 1942, FT Worth, Texas 76102 (“seller”), and Treaty Energy Corporation, a corporation organized and existing under the laws of the State of Nevada, with its principal office located at 201 St. Charles Ave, New Orleans, Louisiana 70170 (“buyer”).

SECTION ONE.

DESCRIPTION

Seller agrees to sell to buyer the following goods: Truck mounted drilling rig and all associated equipment and inventory necessary to perform well drilling activities as currently on-going by seller. Rig will be functional, operating, and in useable condition (no known repairs needed) as previously agreed to by both parties. Exhibit “A” will constitute the whole inventory to be transferred at closing.

SECTION TWO.

PAYMENT

Buyer agrees to pay for the goods as follows: TOTAL $180,000.00 USD in the following manner; $60,000.00 USD to be transferred after signing and filing of sales contract at related institutions (bank and court house). Money will be transferred immediately and in increments until $60,000.00 USD has been wire transferred in 5 working days.  A second payment of $60,000.00 USD will be made to seller 30 days (with a 5 day grace period to cover week-ends, bank holidays, etc) after the first payment. A third and final payment of $60,000.00 USD will be made 60 days (with a 5 day grace period to cover week-ends, bank holidays, etc) after the initial first payment.  At time of final payment, seller will transfer and assign all titles and inventory to buyer in good working condition as described in Exhibit “A”.  In the event that buyer should default on the financial terms of contract, all equipment and collected revenue will revert back to seller.

SECTION THREE.

WORKING ARRANGEMENT

Seller shall resume and continue drilling operations and drilling contracts in a normal manner. Seller will remain in possession of rig and be responsible for daily operations and upkeep. Seller will instruct, advise and co-operate with buyer so as to train buyer of all rig operations. Buyer will have freedom of access to rig and all associated equipment at any and all times. Buyer and seller will keep sales transaction confidential so as not to inform crew or any other parties of pending sale.

SECTION FOUR.

FINANCIAL WORKING AGREEMENT

As per agreement between seller and buyer, Seller will continue with financial management of funds collected as follows; (1) Seller will collect funds, (2) Seller will pay all operating expenses associated with each drilling contract, (3) profit after drilling expenses will be put into a joint account requiring 2 party authorization for withdrawal by both Seller and Buyer, (4) at the successful completion of sales agreement by buyer. All monies collected and accrued will be signed over to buyer by seller and become the sole property of buyer.

SECTION FIVE.

WARRANTIES AND LIMITATIONS

Seller warrants that the goods shall be delivered free of the rightful claim of any third party and be free of any lien or encumbrances.

THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS AGREEMENT. RIG IS SOLD AS-IS WITH THE PROVISO THAT THE RIG WILL BE IN THE SAME OVERALL CONDITION AT TRANSFER OF ALL TITLES AS IT IS ON APRIL 15, 2011, MINUS NORMAL WEAR AND TEAR.

SECTION SIX.

ENTIRE AGREEMENT

The parties agree that this constitutes the entire agreement and there are no further items or provisions.

Seller: BMR Drilling INC

/s/ W. D. Warden
W. D. Harden

THE STATE OF TEXAS, COUNTY of  _________________________________

Before me, the undersigned authority, on this day personally appeared___________________________________

_________________________________________________________________________________________

Known to me to be the person whose name subscribed to this foregoing instrument, and acknowledged to me that ________(he/she) executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office on this the ________ day of ____________, AD _____________

___________________________________________________________________________, Notary Public

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_________________________________________ County, Texas. My commission expires___________________________

(Acknowledgment Under Oath)

________________________
(Additional Name if Necessary)

THE STATE OF TEXAS, COUNTY of  _________________________________

Before me, the undersigned authority, on this day personally appeared___________________________________

_________________________________________________________________________________________

Known to me to be the person whose name subscribed to this foregoing instrument, and acknowledged to me that ________(he/she) executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office on this the ________ day of ____________, AD _____________

___________________________________________________________________________, Notary Public

_________________________________________ County, Texas. My commission expires_______________
(Acknowledgment Under Oath)

Buyer: Treaty Energy Corporation

/s/ Andrew V. Reid
Andrew V. Reid

THE STATE OF LOUISIANA, Parrish of  _________________________________

Before me, the undersigned authority, on this day personally appeared___________________________________

_________________________________________________________________________________________

Known to me to be the person whose name subscribed to this foregoing instrument, and acknowledged to me that ________ (he/she) executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office on this the ________ day of ____________, AD _____________

___________________________________________________________________________, Notary Public

_________________________________________ County, Texas. My commission expires_______________
(Acknowledgment Under Oath)

EXHIBIT “A”

INVENTORY

Failing1500 CF mounted on a 1978 Chevrolet Bison truck, Serial #CMH958V121758

Any additional serial #s __________________________________________________

Powered by 8v71 Detroit 13spd Road Ranger and a 4 speed brown light transmission

5 1/2x8 Garner Denver mud pump(new fluid end 3 wells ago) 5x6 Failing mud pump

15xv14 King Swivel (new bearings last well)

Hydraulic leveling jacks

Hydraulic pull-downs

Double drum draw works

2 sets of double sheave blocks with 5/8 line

5 1/4 rotary table (complete rebuild, completed April 15, 2011)

48 ft derrick

73 White GMC truck 290 Cummins 13spd Road Ranger transmission

Serial #BD001HA763564

30ft pipe trailer, Serial #195388

18ft Dog House, support trailer Serial #195387

65 joints of 2-7/8 drill pipe

4 – 4-1/2 collars (re-tooled) 2 wells ago)

2 gas powered generators

all the slips, landing joints and handling tools for 4-1/2, 5-1/2, & 8-5/8 all the nipples and unions to nipple up to a Schaeffer blowout preventer

15 different change-over subs, magnets to fit all pipe and bits all suction hoses, tools and everything needed to drill and run the casing on a well to 2000ft

12-1/4 drill bit

6-3/4 PDC bit and all other misc bits

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